UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2020

CHEE CORP. (Exact Name of Registrant as Specified in Charter)

Nevada	333-216868	32-0509577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1206 E. Warner Road, Suite 101-l, Gilbert, AZ 85296
 (Address of Principal Executive Offices) (Zip Code)

480-652-9800
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01    Change in Registrant's Certifying Accountant.

(a)
Dismissal of Independent Registered Public Accounting Firm.

On November 13, 2020, Chee Corp. (the “Company”) dismissed Michael Gillespie & Associates, PLLC (“MGA”), as the Company's independent registered public accounting firm.

The audit reports of MGA on the consolidated financial statements of the Company for each of the two most recent fiscal years ended January 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended January 31, 2020 and 2019, and during the subsequent interim periods from February 1, 2020 through October 31, 2020, (i) there were no disagreements with MGA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to MGA's satisfaction, would have caused MGA to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MGA with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of MGA's letter dated November 13, 2020 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)
Engagement of New Independent Registered Public Accounting Firm.

On November 13, 2020, the Board of Directors of the Company engaged Farber Hass Hurley LLP ("FHH") as the Company's independent registered public accounting firm for the year ending January 31, 2021.

During the two most recent fiscal years ended January 31, 2020, and January 31, 2019, and during the subsequent interim period from February 1, 2020 through October 31, 2020, neither the Company nor anyone on its behalf consulted FHH regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that FHH concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit 16.1:    Letter from Michael Gillespie & Associates, PLLC dated November 13, 2020 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2020

Chee Corp., a Nevada corporation

By: /s/ Aaron Klusman
      Aaron Klusman
      Chief Executive Officer

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